Fourth Quarter and Full Year 2020 Earnings Presentation www.ussteel.com January 28, 2021

2 Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the fourth quarter and full year of 2020. Financial results as of and for the periods ended December 31, 2020 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to our ability to realize the level of cost savings, productivity improvement, growth or other anticipated benefits and additional future synergies, including in the time period anticipated, of the acquisition of Big River Steel; our ability to successfully integrate the businesses of Big River Steel into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as differences in operating technologies, cultures, and management philosophies that may delay successful integration; additional debt, which we assumed in connection with the acquisition of Big River Steel and incurred to enhance our liquidity during the COVID- 19 pandemic, may negatively impact our credit profile and limit our financial flexibility; business strategies for the combined company's operations; the diversion of management’s attention from ongoing business operations; our ability to retain and hire key personnel, including within the Big River Steel business, and to access our distribution channels, including the availability of workforce and subcontractors; potential adverse reactions or changes to business relationships resulting from the completion of the acquisition of Big River Steel; unknown or underestimated liabilities and unforeseen increased expenses or delays associated with the acquisition and integration beyond current estimates; and the risks and uncertainties described in “Item 1A. Risk Factors” of our Annual report on Form 10-K, quarterly reports on Form 10-Q and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

3 We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share, (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net (loss) earnings and segment (loss) earnings before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: the asset impairment charge, restructuring and other charges, the Fairless property sale, the Big River Steel options mark to market, the December 24, 2018 Clairton coke making facility fire, the tax valuation allowance, loss on extinguishment of debt and other related costs, the USW labor agreement signing bonus and related costs, Granite City Works restart and related costs and gain on equity investee transactions that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. Explanation of use of non-GAAP measures

CREATING VALUE IN THE TROUGH PRO-TEC’s new continuous galvanizing line (CGL3) makes sustainable Advanced High Strength Steel grades, now also using substrate sourced from Big River Steel.

Creating value in the trough 2020 accomplishments 5 Executed on our #1 strategic priority; creating a Best of BothSM footprint through completion of the Big River Steel acquisition Acquired Big River Steel Divested non- core assets Delivered on our commitment to extract value from our attractive portfolio of real estate assets Created incremental value from our iron ore competitive advantage Monetized excess iron ore Progressed towards ~$200 million of run-rate fixed cost reduction Reduced fixed costs Insourced substrate for seamless pipe production allowing us to be more responsive to customers’ needs Commissioned Fairfield EAF ✓✓ ✓ ✓ ✓

BIG RIVER STEEL: “THE FUTURE IS NOW” Steelmaking at one of Big River Steel’s electric arc furnaces (EAFs).

Big River Steel the future is now 7 Full ownership unlocks additional opportunities Full collaboration to maximize customer value and develop new products Increased flexibility to serve the growing Southern U.S. and Mexico markets Low-GHG1 emission steelmaking to provide the sustainable steel customers want 1 GHG = greenhouse gas.

Big River Steel phase 2-A expansion 8 8 The start up and ramp up of Big River’s Phase 2-A expansion is the fastest ever achieved worldwide with SMS group CSP-Mill Technology. The Big River and SMS teams should be proud of this tremendous achievement.

Big River Steel strong end to 2020 9 9 Phase 2-A expansion already running near 90% raw steel capability Month of December 2020 Statistics 2 Excludes $62 million of restricted cash for the completion of Phase 2-A expansion. 3 Includes unrestricted cash and ABL availability. Excludes $62 million of restricted cash. ~$30M EBITDA1 $47M Ending Cash2 $267M Ending Liquidity3 $33M Net Income1 1 Net income and EBITDA is 100% of Big River Steel results. Not included in U. S. Steel’s 2020 results. $1,738M Net Debt Note: For reconciliation of non-GAAP amounts see Appendix. Results for 12/31/2020 are preliminary, based on current information available to management.

Big River Steel balanced product mix 10 10 Phase 2-A expansion provides greater exposure to the hot-rolled market 50% 22% 28% Hot Rolled Coil (50%) Cold Rolled Coil (22%) Coated (28%) Big River Steel Product Mix 4Q 2020

FOURTH QUARTER & FULL YEAR UPDATE

12 Safety First 0.14 0.10 0.07 20192018 2020 BLS - Iron & Steel: 0.60 Benchmark 2 : OSHA Days Away from Work 1 1 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. 2020 data is preliminary. 2 BLS – Iron & Steel 2019 data. Record safety performance ✓ Record-setting performance

13 Fourth quarter 2020 financial highlights Reported Net (Loss) Earnings $ Millions Profit Margin: ($109) ($123) ($469) ($268) ($60) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Adjusted Net (Loss) Earnings $ Millions Adjusted Profit Margin: ($158) ($96) ($423) ($211) ($75) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Segment EBIT1 $ Millions Segment EBIT Margin1: (6%) $4 $64 ($264) ($49) $87 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: ($668) ($391) ($589) ($234) $49 1Q 20204Q 2019 2Q 2020 3Q 2020 4Q 2020 0% (24%) (4%)(14%) (4%) (3%) 2% (28%) (22%) (20%) (13%) (10%) (11%) (9%) (2%) 2% (2%) (3%) 3% 1 Earnings before interest and income taxes. Note: For reconciliation of non-GAAP amounts see Appendix. 2 Earnings before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Full year 2020 financial highlights Reported Net Earnings (Loss) $ Millions Profit Margin: ($250) $341 $957 $15 ($920) FY 2019FY 2016 FY 2017 FY 2018 FY 2020 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: ($33) $647 $1,239 $95 ($805) FY 2016 FY 2018FY 2017 FY 2020FY 2019 Segment EBIT1 $ Millions Segment EBIT Margin1: 5% 9% $474 $1,148 $1,760 $711 ($162) FY 2016 FY 2020FY 2019FY 2018FY 2017 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: ($440) $387 $1,115 ($630) ($1,165) FY 2020FY 2016 FY 2019FY 2017 FY 2018 0% 9% 12%5% 3% 8%(4%) 3% 7%(2%)(5%) 0% 1% 5% 14 (12%) (9%) (8%) (2%) 1 Earnings before interest and income taxes. Note: For reconciliation of non-GAAP amounts see Appendix. 2 Earnings before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Key Segment Statistics EBITDA1 $ Millions Flat-rolled segment Shipments: in 000s, net tons Production: in 000s, net tons 28% 5% 27% 21% 19% Firm (28%) Cost Based (5%) Spot (27%) Market Based Quarterly (21%) Market Based Monthly (19%) 2020 Contract vs. Spot Mix 73% Contract; 27% Spot Average Selling Price $ / net ton Select Market Indicators2 Automotive Better than expected auto sales in December resulted in low vehicle inventories to start 2021 (48 day of supply; 13 days lower than the 5-year average and 700,000 units less than last year). Appliance 2020 appliance shipments of 49.7 million units, up 6% year- over-year (y-o-y), exceeded 2017 record levels. Service Centers December gross shipments increased 10% y-o-y. Inventories remain low at 1.9 months of supply. EBITDA Margin: 2% 4% (2%)(13%) $42 $86 ($203) ($33) $50 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $699 $711 $721 $712 $731 3Q 2020 1Q 2020 4Q 2019 2Q 2020 4Q 2020 3% 4Q 2019 1Q 2020 3Q 2020 4Q 2020 2,567 3,148 2,4902,207 2Q 2020 1,468 2,517 2,509 2,2572,1551,790 15 $652 ($100) FY 2019 FY 2020 7% FY 2019 FY 2020 11,409 10,700 9,313 8,711 $753 $718 FY 2020 FY 2019 2 Source: Wards, AHAM, MSCI. (1%) 1 Earnings before interest, income taxes, depreciation and amortization.

U. S. Steel Europe segment

Key Segment Statistics

	4Q 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2019	FY 2020
Shipments: in 000s, net tons	757	801	610	790	840	3,590	3,041
Production: in 000s, net tons	773	882	645	873	966	3,903	3,366

EBITDA[1] $ Millions



($7)
$9
($3)
$39
$61
$35
$106
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
FY 2019
FY 2020

	4Q 2019	1Q 2020	2Q 2020	3Q 2020	4Q 2020	FY 2019	FY 2020
EBITDA Margin:	(1%)	2%	(1%)	8%	11%	1%	5%

Average Selling Price $ / net ton



$622
$611
$632
$608
$652
$652
$626
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
FY 2019
FY 2020

Select Market Indicators[2]

Automotive

EU car production reached 4.3 million units in 4Q 2020, an increase of 0.2% y-o-y; in 2020, EU car production declined 23.5% to 13.6 million units. In the V4[3] region, 4Q 2020 car production reached 0.84 million units, a decrease of 4.4% y-o-y; in 2020, V4 car production declined 19.7% to 2.9 million units.

Appliance

EU appliance sector performance is projected to decline 2.9% y-o-y in 4Q 2020; in 2020, the EU appliance sector is projected to decline 5.8% y-o-y.

Service Center

Flat-rolled steel distributor shipments is projected to grow by 5.1% in 4Q 2020; full year 2020 is projected to decline 10.5%.

2020 Contract vs. Spot Mix 48% Contract; 52% Spot



2%
4%
40%
52%
2%
Firm (40%)
Cost Based (2%)
Spot (52%)
Market Based Quarterly (2%)
Market Based Monthly (4%)

United States Steel Corporation

[1] Earnings before interest, income taxes, depreciation and amortization.

[2] Source: Eurofer, USSK Marketing, IHS, Eurometal .

[3] Visegrad Group – Czech Republic, Hungary, Poland, and Slovakia.

16

Key Segment Statistics EBITDA2 $ Millions Tubular segment Shipments: in 000s, net tons 2020 Contract vs. Spot Mix 40% Program; 60% Spot Select Market Indicators3 EBITDA Margin: (13%) (14%) (46%)(22%) ($34) ($35) ($40) ($44) ($21) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $1,298 $1,283 $1,288 $1,230 $1,267 1Q 2020 4Q 2019 2Q 2020 3Q 2020 4Q 2020 (20%) 4Q 2019 1Q 2020 3Q 2020 4Q 2020 2Q 2020 193 187 7471132 17 ($21) ($140) FY 2019 FY 2020 (2%) (22%) $1,450 $1,271 FY 2019 FY 2020 FY 2019 FY 2020 769 464 Oil Prices West Texas Intermediate Oil Price at ~$52/barrel, up ~8% since the beginning of 2021. Imports Imports of OCTG remain high. During 4Q, import share of OCTG apparent market demand is projected to be approximately 40%. OCTG Inventory Overall, OCTG supply chain inventory is approximately 12 months. Program (40%) Spot (60%) 60% 40%Average Selling Price $ / net ton Production1: in 000s, net tons 16 - 16- - -- 2 Earnings before interest, income taxes, depreciation and amortization. 1 The Fairfield electric arc furnace commenced operation in October 2020. 3 Source: Bloomberg, US Department of Commerce, Preston Publishing.

18 Cash and liquidity $754 $826 $938 $682 $138 YE 2020YE 2019YE 2018YE 2016 YE 2017 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,515 $1,553 $1,000 $749 $1,985 YE 2016 YE 2017 YE 2018 YE 2020YE 2019 $2,899 $3,350 $2,830 $2,284 $3,153 YE 2019YE 2017YE 2016 YE 2020YE 2018 $1,516 $1,150 $1,381 $2,892 $2,902 YE 2018YE 2016 YE 2020YE 2017 YE 2019

2021 OUTLOOK Rounds substrate now made through the new sustainable EAF at our Fairfield Tubular operations.

2021 outlook reasons we are confident 20 Optimism Low inventories across the supply chain Improving demand in key end-markets Optionality Lower capital intensity Differentiated capabilities 1 Advanced High Strength Steel. Opportunity Proprietary AHSS1 finishing technology Sustainable steel offerings

Operating Idled Indefinitely Idled N o rt h A m e ri c a n F la t- ro ll e d T u b u la r E u ro p e MinntacIron ore pellets Keetac3 – 22.4 Cokemaking Clairton – 4.3 Gary BF #43 BF #6 BF #8 BF #14 – 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Great Lakes2 BF ‘D4’BF ‘B2’BF ‘A1’ 3.8 3.8 Mon Valley BF #1 BF #3 – 2.9 Kosice BF #33BF #2BF #1 – 5.0 Fairfield EAF steelmaking3 / seamless pipe – 0.90 Lorain #3 seamless pipe 0.38 0.38 Lone Star #1 ERW #2 ERW 0.79 0.79 Idled Total Capability1 2021 outlook current footprint supporting customer demand 1 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). 212 Great Lakes D4 blast furnace idled as of April 2020; blast furnace A1/B2 previously idled. B ig R iv e r Big River Steel EAF #1 EAF #2 – 3.3 3 Fairfield EAF was commissioned in October 2020. Keetac and Gary #4 blast furnace were restarted in December 2020. Kosice #3 blast furnace was restarted in January 2021. Recent Changes

2021 outlook
customer demand remains robust

Market		Customer	Outlook
U.S. flat-rolled market	customer	Automotive	Our automotive order book remains strong. Vehicle inventories are still low at 48 days, suggesting strong steel demand to continue. IHS Markit continues to increase its 2021 build projections now at 16.3 million units.
		Construction	Construction activity remains resilient. Our construction order and, in particular, our construction-oriented southern coating lines are operating at healthy utilization levels.
		Appliance	2020 appliance demand exceeded 2017 industry record levels and conversations with customers suggest continued strong demand.
Europe flat-rolled market	customer	Automotive	European automotive demand is accelerating into the new year. Our order book suggests robust demand to continue through 1Q 2021.
		Construction	Construction demand is projected to improve in 2021 but remain below 2019 levels.
		Appliance	Appliance demand is projected to improve in 2021 as well. OEM production remains resilient as consumers have altered buying habits to facilitate more on-line appliance purchases.
Tubular Market	customer	Oil & gas	Slow but steady improvement in oil and natural gas prices is leading to increasing rig counts. As a result, customer demand is slowly improving in the first quarter for both seamless pipe and our proprietary suite of connections.

United States Steel Corporation

Sources: Wards / Census Bureau / AHAM / IHS / Eurofer / Bloomberg.

22

2021 outlook
current full year projections

Operating Metrics	Flat-rolled Segment Estimated 3rd Party Shipment Volumes	8.9 – 9.1 million tons
	Big River Steel Estimated 3rd Party Shipment Volumes	2.6 – 2.8 million tons
	U. S. Steel Europe Segment Estimated 3rd Party Shipment Volumes	3.9 – 4.1 million tons
	Tubular Segment Estimated Shipment Volumes	0.4 – 0.5 million tons
Income Statement	Depreciation, Depletion, and Amortization[1]	$800 million
	Pension and Other Benefits Costs $141M in EBITDA; ($126M) in net interest & other financial costs	$15 million
	Favorable change in Flat-rolled segment annual fixed price metallurgical coal contracts	8% reduction per ton of coal vs. 2020
	Unfavorable change in U. S. Steel Europe purchased CO2 credit costs	$115 million vs. 2020
Cash Flow Statement	Capital Spending (Flat-rolled / U. S. Steel Europe / Tubular)	$675 million
	Capital Spending[2] (Big River Steel)	$70 million
	Pension and Other Benefits Cash Payments[3]	$131 million
	Cash Interest Expense[4]	$433 million

Sustaining Capex for BRS: ~$10-20M/year

United States Steel Corporation

[1] Includes Big River Steel. [2] Includes $60 million of carryover spending related to the completion of Phase 2-A expansion and equipment retention payments.
[3] Excludes voluntary pension contributions.
[4] Includes Big River Steel and our current expectation to repay the outstanding ABL borrowings in the first quarter of 2021.

23

Strategic Projects Continue to expect 2021 capital spending to be ~$675 million1 Status Details Dynamo Line at USSK Project delayed for an indeterminate period of time. 2021 outlook current strategic projects status 24 Endless Casting and Rolling at Mon Valley Purchasing equipment and expect to draw on our export credit agreement in 2021. Gary Hot Strip Mill Continuing capability upgrades in conjunction with planned outages. 1 Excludes capital spending attributable to Big River Steel.

APPENDIX

Fourth quarter segment EBITDA bridges

3Q 2020 vs 4Q 2020

Flat-rolled $ Millions



($33)
$60
$0
($1)
$24
$50
3Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2020

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: No change.

Maintenance & Outage: The change is not material.

Other: The favorable impact is primarily the result of reduced SG&A costs and improved joint venture results.

U. S. Steel Europe $ Millions



$39
$38
($3)
($10)
($3)
$61
3Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2020

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of a higher market price of iron ore.

Maintenance & Outage: The unfavorable impact is primarily the result of increased planned outages.

Other: The unfavorable impact is primarily the result of the absence of both COVID-19 relief and a significant annual electricity cost compensation rebate, partially offset by a favorable USD/Euro exchange rate.

Tubular $ Millions



($44)
($2)
$2
$7
$16
($21)
3Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2020

Commercial: The change is not material.

Raw Materials: The change is not material.

Maintenance & Outage: The favorable impact is primarily related to cost control measures.

Other: The favorable change is primarily the result of lower costs due to management's decision to indefinitely idle Lone Star and Lorain Tubular.

United States Steel Corporation

26

Fourth quarter segment EBITDA bridges

4Q 2019 vs 4Q 2020

Flat-rolled $ Millions



$42
($57)
($2)
$22
$45
$50
4Q 2019
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2020

Commercial: The unfavorable impact is primarily the result of fewer shipments to third-party pellet customers and decreased steel volumes.

Raw Materials: The change is not material.

Maintenance & Outage: The favorable impact is primarily the result of fewer planned outages.

Other: The favorable impact is primarily the result of reduced SG&A costs and lower energy costs.

U. S. Steel Europe $ Millions



($7)
$0
$47
$15
$6
$61
4Q 2019
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2020

Commercial: No change.

Raw Materials: The favorable impact is primarily the result of lower costs for internally sourced iron ore and lower costs for coking coal.

Maintenance & Outage: The favorable impact is primarily the result of cost control measures and lower maintenance costs.

Other: The change is not material.

Tubular $ Millions



($34)
($19)
($5)
$3
$34
($21)
4Q 2019
Commercial
Raw Materials
Maintenance & Outage
Other
4Q 2020

Commercial: The unfavorable impact is primarily the result of decreased volumes.

Raw Materials: The unfavorable impact is primarily the result of higher costs for rounds purchased from third-party suppliers.

Maintenance & Outage: The favorable impact is primarily the result of lower investment related costs associated with the Fairfield EAF.

Other: The favorable change is primarily the result of lower costs due to management's decision to indefinitely idle Lone Star and Lorain Tubular.

United States Steel Corporation

27

Full year segment EBITDA bridges

Full Year 2019 vs Full Year 2020

Flat-rolled $ Millions



$652
($1,013)
$92
$58
$111
($100)
FY 2019
Commercial
Raw Materials
Maintenance & Outage
Other
FY 2020

U. S. Steel Europe $ Millions



$35
($160)
$111
$78
$42
$106
FY 2019
Commercial
Raw Materials
Maintenance & Outage
Other
FY 2020

Tubular $ Millions



($21)
($157)
$27
($4)
$15
($140)
FY 2019
Commercial
Raw Materials
Maintenance & Outage
Other
FY 2020

Commercial: The unfavorable impact is primarily the result of decreased volumes and lower average realized prices.

Raw Materials: The favorable impact is primarily the result of lower costs for coking coal and purchased scrap.

Maintenance & Outage: The favorable impact is primarily the result of fewer planned outages.

Other: The favorable impact is primarily the result of lower energy costs as well as reduced SG&A costs.

Commercial: The unfavorable impact is primarily the result of lower average realized prices and decreased volumes.

Raw Materials: The favorable impact is primarily the result of lower costs for internally sourced iron ore and lower costs for coking coal.

Maintenance & Outage: The favorable impact is primarily the result of cost control measures and fewer planned outages.

Other: The favorable impact is primarily the result of COVID-19 relief, lower energy costs, and a favorable USD/Euro exchange rate.

Commercial: The unfavorable impact is primarily the result of lower average realized prices and decreased volumes.

Raw Materials: The favorable impact is primarily the result of lower costs for rounds purchased from third-party suppliers and lower costs for steel substrate for hot rolled bands from our Flat-rolled segment in 1Q 2020.

Maintenance & Outage: The unfavorable impact is primarily the result of investment related costs associated with the Fairfield EAF.

Other: The favorable change is primarily the result of lower costs due to management's decision to indefinitely idle Lone Star and Lorain Tubular.

United States Steel Corporation

28

29 Total corporation adjusted EBITDA bridges 3Q 2020 vs. 4Q 2020 $ Millions 3Q 2020 vs. 4Q 2020 $ Millions ($49) $87 $45 Raw Materials 3Q 2020 ($1) $96 Commercial ($4) Maintenance & Outage Other 4Q 2020 ($49) $87$22 $23 3Q 2020 Other $8 $83 TubularFlat- rolled U. S. Steel Europe 4Q 2020 4Q 2019 vs 4Q 2020 $ Millions 4Q 2019 vs 4Q 2020 $ Millions $87$68 $13 ($6) $4 Flat- rolled 4Q 2019 $8 U. S. Steel Europe Tubular Other 4Q 2020 $87$79 $40 $4 ($76) 4Q 2019 Commercial Raw Materials $40 Maintenance & Outage Other 4Q 2020

30 Flat-rolled ($ millions) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FY 2019 FY 2020 Segment (loss) earnings before interest and income taxes ($79) ($35) ($329) ($159) ($73) $196 ($596) Depreciation 121 121 126 126 123 456 496 Flat-rolled Segment EBITDA $42 $86 ($203) ($33) $50 $652 ($100) U. S. Steel Europe ($ millions) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FY 2019 FY 2020 Segment (loss) earnings before interest and income taxes ($30) ($14) ($26) $13 $36 ($57) $9 Depreciation 23 23 23 26 25 92 97 U. S. Steel Europe Segment EBITDA ($7) $9 ($3) $39 $61 $35 $106 Tubular ($ millions) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FY 2019 FY 2020 Segment loss before interest and income taxes ($46) ($48) ($47) ($52) ($32) ($67) ($179) Depreciation 12 13 7 8 11 46 39 Tubular Segment EBITDA ($34) ($35) ($40) ($44) ($21) ($21) ($140) Other Businesses ($ millions) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FY 2019 FY 2020 Segment (loss) earnings before interest and income taxes ($3) $1 ($21) ($13) ($6) $23 ($39) Depreciation 6 3 3 2 3 22 11 Other Businesses Segment EBITDA $3 $4 ($18) ($11) ($3) $45 ($28) Reconciliation of segment EBITDA

31 Net Debt ($ millions) YE 2016 YE 2017 YE 2018 YE 2019 YE 2020 Short-term debt and current maturities of long-term debt $50 $3 $65 $14 $192 Long-term debt, less unamortized discount and debt issuance costs 2,981 2,700 2,316 3,627 4,695 Total Debt $3,031 $2,703 $2,381 $3,641 $4,887 Less: Cash and cash equivalents 1,515 1,553 1,000 749 1,985 Net Debt $1,516 $1,150 $1,381 $2,892 $2,902 Reconciliation of net debt

32 Reconciliation of reported and adjusted net earnings ($ millions) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FY 2019 FY 2020 Reported net (loss) earnings attributable to U. S. Steel ($668) ($391) ($589) ($234) $49 ($630) ($1,165) Asset impairment charges ─ 263 ─ ─ ─ ─ 263 Restructuring and other charges 221 41 82 ─ 8 263 131 Gain on previously held investment in UPI ─ (25) ─ ─ ─ ─ (25) Tubular inventory impairment ─ ─ 24 ─ ─ ─ 24 Big River Steel debt extinguishment charges ─ ─ ─ ─ 18 ─ 18 Big River Steel financing costs ─ ─ ─ ─ 8 ─ 8 Big River Steel transaction and other related costs ─ ─ ─ ─ 3 ─ 3 Fairless property sale ─ ─ ─ ─ (145) ─ (145) December 24, 2018 Clairton coke making facility fire (3) ─ (4) ─ (2) 41 (6) Big River Steel options and forward adjustments 7 (11) 5 (34) 1 7 (39) Tax valuation allowance 334 ─ ─ ─ ─ 334 ─ Uncertain tax positions ─ ─ 13 ─ ─ ─ 13 Adjusted net (loss) earnings attributable to U. S. Steel ($109) ($123) ($469) ($268) ($60) $15 ($920)

33 Reconciliation of adjusted EBITDA ($ millions) 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 FY 2019 FY 2020 Reported net (loss) earnings attributable to U. S. Steel ($668) ($391) ($589) ($234) $49 ($630) ($1,165) Income tax provision (benefit) 221 (19) (5) (24) (94) 178 (142) Net interest and other financial costs 71 35 62 47 88 222 232 Reported (loss) earnings before interest and income taxes ($376) ($375) ($532) ($211) $43 ($230) ($1,075) Depreciation, depletion and amortization expense 162 160 159 162 162 616 643 EBITDA ($214) ($215) ($373) ($49) $205 $386 ($432) Asset impairment charges ─ 263 ─ ─ ─ ─ 263 Restructuring and other charges 221 41 89 ─ 8 275 138 Big River Steel debt extinguishment charges ─ ─ ─ ─ 18 ─ 18 Big River Steel transaction and other related costs ─ ─ ─ ─ 3 ─ 3 Fairless property sale ─ ─ ─ ─ (145) ─ (145) Gain on previously held investment in UPI ─ (25) ─ ─ ─ ─ (25) Tubular inventory impairment ─ ─ 24 ─ ─ ─ 24 December 24, 2018 Clairton coke making facility fire (3) ─ (4) ─ (2) 50 (6) Adjusted EBITDA $4 $64 ($264) ($49) $87 $711 ($162)

34 ($ millions) December 2020 Reported net earnings $33 Income tax provision 1 Net interest and other financial costs (18) Reported (loss) earnings before interest and income taxes $16 Depreciation and amortization expense 13 EBITDA $29 Reconciliation of Big River Steel December EBITDA

35 Net Debt ($ millions) YE 2020 Short-term debt and current maturities of long-term debt $0 Long-term debt, less deferred revenue 1,848 Total Debt $1,848 Less: Cash and cash equivalents1 110 Net Debt $1,738 Reconciliation of Big River Steel net debt 1 Unrestricted and restricted cash

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Senior Manager 412-433-2385 eplinn@uss.com www.ussteel.com